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                        NEW ENGLAND FUNDS (the "Funds")

Supplement dated August 15, 1998 to the New England Stock Funds Prospectus for Class A, B and C Shares dated May 1, 1998; the New England Bond Funds Prospectus for Class A, B and C Shares dated May 1, 1998; the New England Star Funds Prospectus for Class A, B and C Shares dated May 1, 1998; and the New England Bullseye Fund Prospectus for Class A, B and C Shares dated March 31, 1998.

The following provisions shall apply to any retirement plan (each a "Merrill Lynch Daily K Plan") whose records are maintained on a daily valuation basis by either Merrill Lynch Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

The initial sales charge imposed on purchases of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

       (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments").

      (ii) if such Plan's records are maintained by an Independent Recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) such Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

The CDSC imposed on redemptions of Class B shares of the Funds is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

       (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million in Investments;

      (ii) if such Plan's records are maintained by an Independent recordkeeper and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million dollars in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

No front-end commissions are paid with respect to any Class A or Class B shares of the Funds purchased by any Merrill Lynch Daily K Plan.

                                                                 MerrillSup-0898